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EXHIBIT 99.1

Supplemental Financial & Property Information
Quarter Ended September 30, 2001

    This supplemental package should be considered along with the Company's reports filed with the Securities and Exchange Commission and other documents that are publicly disseminated by the Company. This package has not been reviewed and audited by any outside individual or agency. No representations or warranties, expressed or implied, are deemed to be made with respect to the accuracy of this package. Past performance may not be indicative of future performance. Risks and other factors that might cause differences, some of which could be material, include, but are not limited to economic and market conditions, the financial stability of tenants within the retail industry, financing and development risks, leasing delays, cost overruns, the level and volatility of interest rates, as well as other risks listed from time to time in the Company's reports filed with the Securities and Exchange Commission. A copy of this report is available on the Company's web site at www.PriceLegacy.com.

    Certain statements in this release that are not historical fact may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results of Price Legacy to differ materially from historical results or from any results expressed or implied by such forward-looking statements. The company refers you to the documents it files from time to time with the Securities and Exchange Commission at the SEC's web site at http://www.sec.gov, which discuss factors that could adversely affect the company's results. Readers are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date on which they are made. Price Legacy undertakes no obligation to update publicly or revise any forward-looking statements.

    Price Legacy uses a supplemental REIT performance measure called Funds from Operations (FFO) which is defined as net income plus depreciation and amortization expense and gains (losses) from sales of depreciable operating real estate. FFO is not a measure of operating results or cash flows from operating activities as defined by generally accepted accounting principles and should not be used as an indicator of cash available or as an alternative to cash flows. Price Legacy believes, however, that FFO provides relevant information about its operations and is necessary, along with net income, for an understanding of its operating results.

Supplemental Financial & Property Information

Table of Contents

Price Legacy
Mission Statement	2
About the Company	2
Third Quarter Review	2
Shareholder Information	3
Diluted Net Income & Funds from Operations per Common Share	4
Operating & Portfolio Highlights	5
Statements of Income	6
Funds from Operations and Funds Available for Distribution	7
Market/Operational Information	8
Balance Sheets	10
Property Portfolio
Portfolio Composition	11
Geographic Diversification	12
Top Ten Tenants	13
Lease Expiration	14
Retail Vacancy & Absorption Change	14
Acquisitions & Dispositions	15
Debt Schedule	16

OUR MISSION STATEMENT

    Stability and growth are paramount to the success of Price Legacy. We will, through judicious acquisition, management, development and disposition, strive to be the nation's premier open-air shopping center company.

ABOUT THE COMPANY...

    The company acquires, operates, develops and sells open-air shopping centers nationwide. Price Legacy has 57 properties which comprise approximately eight million square feet of gross leasable area. The company manages its properties through regional offices located in California, Arizona, Utah, Virginia and Florida. Price Legacy has its corporate offices in San Diego, California, is organized as a REIT and has a taxable REIT subsidiary, Excel Legacy Holdings, Inc. This taxable REIT subsidiary is a subsidiary of Price Legacy, which acquires, sells, develops, manages, finances and operates real property and related businesses. Price Legacy is committed to providing an environment of stability and growth for its shareholders and tenants. The following pages summarize some information concerning the company. If you have any questions please email us at InvestorRelations@pricelegacy.com. For more information on Price Legacy, please visit the company's web site at www.pricelegacy.com.

THIRD QUARTER REVIEW

    During this quarter the Company completed the merger between Price Enterprises, Inc., and Excel Legacy Corporation. This report reflects Price Enterprises' operations up through the merger date of September 18, 2001 and post September 18, 2001 reflects results of the combined companies or Price Legacy Corporation. Completed concurrently with the merger was the successful completion of a $100 million investment by Warburg Pincus, LLP, a global private equity fund. Commenting on the completion of the merger and investment by Warburg Pincus, Gary B. Sabin, Chief Executive Officer of Price Legacy said, "We believe the merger transaction and investment from Warburg Pincus focuses and streamlines our activities and gives Price Legacy a strong financial foundation from which it can continue to grow and operate. We are delighted to effect this merger and welcome Warburg Pincus as a partner to our stockholder base." Beginning on Wednesday, September 19, 2001, Price Legacy's common stock traded on the AMEX under the symbol "XLG" and Price Legacy's Series A preferred stock continued to trade on the Nasdaq National Market under the symbol "PRENP."

Shareholder Information

Corporate Offices

Price Legacy Corporation
Excel Centre
17140 Bernardo Center Drive, Suite 300
San Diego, CA 92128
Phone: 858-675-9400
Fax: 858-675-9405
 www.pricelegacy.com

Exchange Listing

American Stock Exchange
Common Stock: XLG

NASDAQ
Series A Preferred Stock: PRENP

Transfer Agent and Registrar

Questions about dividend payments, shareholder accounts, lost certificates, stock transfers, and name or address changes should be directed to:

Mellon Investor Services
Stock Transfer Department
P.O. Box 54261
Terminal Annex
Los Angeles, CA 90054
Phone: 800-522-6645
 www.chasemellon.com

Shareholder/Investor Relations

Sharon Filbig
17140 Bernardo Center Drive, Suite 300
San Diego, CA 92128
Phone: 858-675-9400
Email: investorrelations@pricelegacy.com

Diluted Net Income & Funds from Operations
per Common Share(1,2)

(1)
This quarter's net income per common share and Funds from Operations per common share were significantly influenced by the weighted average share count for the quarter. Although the common shares outstanding at the end of the quarter exceeded 40 million due to the shares issued in connection with the merger on September 18, 2001, the weighted average common shares outstanding for the quarter was approximately 16 million. The effect of the additional common shares issued in the merger is that in the future, the net income per common share and Funds from Operations per common share will be less than reported this quarter.

(2)
For complete information and a definition of Funds from Operations please see accompanying notes contained in the Company's Form 10Q filed with the Securities and Exchange Commission.

Price Legacy Corporation

Quarterly Operating Highlights

(in thousands, except per share data)

Three Months Ended September 30, 2001
Net Income	$9,766
Net Income per common share—Diluted	$0.06
Funds from Operations before preferred dividend	$12,353
Funds from Operations available to common shareholders	$3,592
Funds from Operations per Common Share—Diluted $0.22	$0.22
EBITDA	$16,211

Portfolio Highlights

Operating Real Estate
Number of Properties	57 properties
Gross Leasable Area	8.0 million sq. ft.
Percent Leased (Retail)	94.3%
Average Rent per Leased Square Foot	$13.15
Real Estate Under Development
Redhawk Center—Temecula, CA	436,000 sq.ft.
The Shops at Old Mill—Bend, OR
Phase I (Completed)	146,000 sq.ft.
Phase II	50,000 sq.ft.
Newport on the Levee—Newport, KY	380,000 sq.ft.
The Garden District—Anaheim, CA Phase I	126,000 sq.ft.
Los Arcos—Scottsdale, AZ	555,000 sq.ft.
Glendale Commons, Glendale , AZ	To be determined
Three self-storage sites CA	434,000 sq.ft.

Price Legacy Corporation

Consolidated Statements of Income

(unaudited—amounts in thousands, except per share data)

	Third Quarter Three Months Ended September 30		Year-to-Date Nine Months Ended September 30
	2001	2000	2001	2000
Rental revenues	$19,921	$17,976	$56,849	$52,902
Expenses
Operating and maintenance	2,389	2,269	7,235	5,458
Property taxes	2,420	2,088	6,790	6,352
Depreciation and amortization	2,594	2,365	7,130	7,152
General and administrative	701	768	2,391	2,281

Total expenses	8,104	7,490	23,546	21,243

Operating income	11,817	10,486	33,303	31,659
Interest and other
Interest expense	(4,012)	(2,890)	(10,942)	(7,200)
Interest income	1,425	555	5,068	1,292
Equity in earnings of joint ventures	375	236	717	295

Total interest and other	(2,212)	(2,099)	(5,157)	(5,613)

Income before gain on sale of real estate	9,605	8,387	28,146	26,046
Net gain on sale of real estate	161	249	1,321	249

Net income	9,766	8,636	29,467	26,295
Dividends to preferred stockholders	(8,761)	(8,354)	(25,505)	(25,005)

Net income applicable to common stockholders	$1,005	$282	$3,962	$1,290

Net income per common share
Basic and diluted	$.06	$.02	$.27	$.10
Weighted average common shares outstanding
Basic and diluted	16,698	13,309	14,451	13,309
Dividends per preferred share	$.35	$.35	$1.05	$1.05

For complete information please see accompanying notes contained in the Company's Form 10Q filed with the Securities and Exchange Commission.

Price Legacy Corporation

Quarterly Funds from Operations & Funds Available for Distribution

Three Months Ended September 30, 2001
Funds From Operations after preferred dividends
Net Income	$9,766
Depreciation & Amortization	2,748
Gain (loss) on Sales	(161)

Funds from Operations (before preferred dividends)	12,353
Preferred Stock Distributions	(8,761)

Funds from Operations (after preferred dividends)	$3,592
Per Common Share—Diluted(1)	$0.22
Funds Available for Distribution
Funds from Operations	$12,353
Deferred Rents	(891)
Tenant Improvements Paid	(27)
Leasing Commissions Paid	(28)
Principal Amortization of Debt—Recurring	(358)
CAPEX	—

Total Funds Available for Distribution	$11,049
Dividends Paid
Dividends paid per Preferred A Share	$8,465
Dividends paid in kind per Preferred B Share	296

Total Distributions	$8,761
Shares Outstanding
Weighted Average Common Shares Outstanding at September 30, 2001	16,698
Common Shares Outstanding September 30, 2001	40,401
8 3/4% Series A Cumulative Redeemable Preferred Stock Outstanding at September 30, 2001	27,413
9% Series B Convertible Redeemable Preferred Shares Outstanding at September 30, 2001	19,666

(1)
This quarter's net income per common share and Funds from Operations per common share were significantly influenced by the weighted average share count for the quarter. Although the common shares outstanding at the end of the quarter exceeded 40 million due to the shares issued in connection with the merger on September 18, 2001, the weighted average common shares outstanding for the quarter was approximately 16 million. The effect of the additional common shares issued in the merger is that in the future, the net income per common share and Funds from Operations per common share will be less than reported this quarter.

Price Legacy Corporation

Market/Operational Information

Market Data Closing Price as of November 14, 2001

September 30, 2001
Common Stock Information
Shares Outstanding	40,401
Market Price per Share	$3.22

Common Equity	$130,091
8 3/4% Series A Cumulative Redeemable Preferred
Shares Outstanding	27,413
Market Price per Share	14.95

Series A Equity	$409,824
9% Series B Convertible Redeemable Preferred
Shares Outstanding	$19,666
Issuance Price per Share	$5.56

Series B Equity	$109,343
Market Capitalization Calculations
Equity Market CAP	$649,258
Total Debt	$289,989

Total Market CAP	$939,247
Total Debt to Total Market CAP	31%
Immediate Capital Availability
Cash at September 30	$23,122
Available under Line of Credit	86,000
Total Line of Credit	$100,000
Dividend Data
8 3/4% Series A Preferred Dividend per Share	$8,465
9% Series B Preferred Dividend per Share (Paid in Kind)	296

Total	$8,761

September 30, 2001
Operational Statistics
Net income	$9,766
Interest expense	4,012
Depreciation and amortization	2,594
Gain on sale of Real Estate	(161)

EBITDA	16,211
Interest expense	4,012
Capitalized interest	430
Recurring principal debt payments	358
CAPEX	—
Preferred cash distributions	8,465

Fixed Charges	13,265
Fixed charge coverage ratio	1.22

Interest expense	4,012
Capitalized interest	430
Recurring principal debt payments	358

Debt service	4,800
Debt coverage ratio	3.38

Price Legacy Corporation

Consolidated Balance Sheets

(in thousands)

	September 30 2001	December 31 2000
	(unaudited)
ASSETS
Real estate assets
Land and land improvements	$342,285	$247,470
Building and improvements	477,024	302,915
Fixtures and equipment	2,571	856
Construction in progress	22,240	4,436

	844,120	555,677
Less accumulated depreciation	(16,590)	(9,877)

	827,530	545,800
Investment in real estate joint ventures	38,530	14,515
Cash and cash equivalents	23,122	49,996
Accounts receivable	3,128	3,032
Notes receivable	53,121	38,765
Deferred rents	5,440	3,352
Other assets	31,098	6,945

Total assets	$981,969	$662,405

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities
Mortgages and notes payable	$246,866	$150,709
Revolving lines of credit	14,000	44,300
Convertible debentures and senior notes	5,095	—
Accounts payable and other liabilities	24,028	4,287

Total liabilities	289,989	199,296
Commitments
Minority interests	595	—
Stockholders' equity
Series A preferred stock, cumulative, redeemable, $0.0001 par value, 27,849,771 shares authorized, 27,269,386 and 23,868,808 shares issued and outstanding	399,615	353,404
Series B preferred stock, cumulative, redeemable, $0.0001 par value, 27,458,855 shares authorized, 19,666,754 and 0 shares issued and outstanding	106,234	—
Common stock, $0.0001 par value, 94,691,374 shares authorized, 40,401,323 and 13,309,006 issued and outstanding	4	1
Additional paid-in capital	190,705	112,587
Warrants	3,113	—
Retained earnings (deficit)	1,079	(2,883)
Notes receivable from officers for common shares	(9,365)	—

Total stockholders' equity	691,385	463,109

Total liabilities and stockholders' equity	$981,969	$662,405

For complete information please see accompanying notes contained in the Company's Form 10Q filed with the Securities and Exchange Commission.

Price Legacy Corporation
Real Estate Portfolio—September 30, 2001

Property Name		City	State	Year Acquired	GLA	Leased GLA	Percent Occupied	Anchor Owned	Anchors Not Owned
	Retail Properties
1	Tucson	Marana	AZ	1999	40,087	38,063	95.0%	PETsMART	Costco
2	Mesa Pavilions	Mesa	AZ	2001	308,707	253,697	82.2%	Costco, Kmart, Target
3	Brio Roaring Fork/Studio B	Scottsdale	AZ	1998	5,900	5,900	100.0%	Roaring Fork Restaurant/Studio B
4	The Groves	Tempe	AZ	2001	247,948	246,548	99.4%	Circuit City	Walmart
5	Chula Vista/Rancho del Rey	Chula Vista	CA	1993	3,200	3,200	100.0%	Burger King	Costco
6	Inglewood	Inglewood	CA	1984	119,880	119,880	100.0%	Homebase	Costco
7	Northridge	Northridge	CA	1988	22,000	22,000	100.0%	Barnes & Noble	Costco
8	San Diego/Rancho San Diego	San Diego	CA	1998	98,363	96,835	98.4%	Rite Aid	Kmart
9	Redwood City	Redwood City	CA	1982	49,429	49,429	100.0%	Orchard Supp. Hardware	Costco
10	Roseville	Roseville	CA	1997	188,493	188,493	100.0%	The Sports Authority, Inc	Costco, Toys R Us
11	San Diego/Carmel Mountain	San Diego	CA	1991	35,000	35,000	100.0%	Claim Jumper	Costco
12	San Diego/Morena	San Diego	CA	1981	322,238	314,238	97.5%	Costco Wholesale
13	San Diego/Southeast (Sold)	San Diego	CA	1989	5,400	5,400	100.0%	Navy Fed. Credit Union
14	San Juan Capistrano	San Juan Capistrano	CA	1987	56,436	56,436	100.0%	PETsMART
15	Signal Hill	Signal Hill	CA	1991	154,750	154,750	100.0%	Home Depot	Costco
16	New Britain	New Britain	CT	1982	112,400	112,400	100.0%	Wal-Mart
17	Greensburg	Greensburg	IN	2001	272,893	270,893	99.3%	Wal-Mart
18	Terre Haute	Terre Haute	IN	2000	104,259	104,259	100.0%	Lowe's
19	Seekonk	Seekonk	MA	1991	213,994	209,854	98.1%	The Sports Authority
20	Glen Burnie	Glen Burnie	MD	1985	154,661	136,931	88.5%	The Sports Authority	Costco, Home Depot
21	Moorestown	Maple Shade	NJ	1989	177,173	66,153	37.3%	The Sports Authority
22	Wayne	Wayne	NJ	1991	348,063	320,566	92.1%	Costco Wholesale
23	Smithtown	Nesconset	NY	1985	55,580	55,580	100.0%	Levitz	Costco
24	Westbury	Westbury	NY	1992	398,602	398,602	100.0%	Costco Wholesale
25	Middletown	Middletown	OH	2000	126,400	126,400	100.0%	Lowe's
26	Philadelphia	Bensalem	PA	1991	305,328	290,473	95.1%	Home Depot
27	Pentagon	Arlington	VA	1993	337,429	337,429	100.0%	Costco Wholesale
28	Hampton	Hampton	VA	1987	45,605	45,605	100.0%	The Sports Authority

			TOTAL		4,310,218	4,065,014	94.3%

	Joint Ventures
29	Fresno (50%)	Fresno	CA	1998	85,540	85,540	100.0%	Bed & Bath, Ross
30	Newport Centre (55%)	Winnipeg	Canada	1992	156,922	156,075	99.5%
31	Westminster Promenade (50%)	Westminster	CO	2000	228,726	222,511	97.3%	AMC
32	Newport on the Levee (65%)	Newport	KY	1998	294,643	191,518	under development at 9/30/01
33	Shops at the Old Mill District (50%)	Bend	OR	2000	144,764	115,125	79.5%	Regal Cinemas

			TOTAL		910,595	770,769	84.6%

	Self Storage
34	Azusa	Azusa	CA	1998	103,702	103,702
35	San Diego/Morena	San Diego	CA	1981	120,962	120,962
36	San Diego—Murphy's Canyon	San Diego	CA	1997	243,600	243,600
37	Solana Beach	Solana Beach	CA	1991	238,000	238,000

			TOTAL		706,264	706,264

	TOTAL RETAIL PORTFOLIO				5,927,077	5,542,047

	Office Properties
38	Scottsdale City Center	Scottsdale	AZ	2000	65,797	54,898	83.4%
39	Sacramento/Bradshaw	Sacramento	CA	1998	126,005	126,005	100.0%	AT&T
40	Excel Centre	San Diego	CA	2000	82,157	82,157	100.0%	Excel Legacy Corp.

			TOTAL		273,959	263,060	96.0%

	Hospitality
41	Grand Hotel	Grand Tusayan	AZ	1998	121 rooms	121 rooms
42	Daniel's Head	Bermuda		2000	96 Rooms	96 Rooms

			TOTAL		—	—

	TOTAL NON-RETAIL PORTFOLIO				273,959	263,060	96.0%

	Development and Other Properties
43	Scottsdale Towers Land	Scottsdale	AZ	1998	N/A	N/A
44	Excel Pointe Anaheim (88%)	Anaheim	CA	1998	—	—	(Under develoment)
45	Desert Fashion Plaza (Sold after 9/30)	Palm Springs	CA	1998	96,090	90,794	94.5%
46	Pacific Beach—Self Storage	San Diego	CA	2000	N/A	N/A	(Under develoment)
47	San Juan Capistrano—Self Storage	San Juan Capistrano	CA	2000	N/A	N/A	(Under develoment)
48	Redhawk Towne Center	Temecula	CA	1999	N/A	N/A	(Under develoment)
49	Walnut Creek—Self Storage	Walnut Creek	CA	2000	N/A	N/A	(Under develoment)
50	Yosemite Land	Yosemite	CA	1998	N/A	N/A
51	Shepherd Creek Land	Farmington	UT	2001	N/A	N/A

			TOTAL		96,090	90,794

	Proposed Acquisitions
52	Ft. Lauderdale/Cypress Creek(2)	Ft. Lauderdale	FL	2001	229,034	218,034	Regal Cinemas & Office Depot
53	Hollywood/Oakwood Plaza(2)	Hollywood	FL	2001	873,336	866,923	Kmart & Barnes & Nobel
54	Hollywood/Oakwood Business Ctr(2)	Hollywood	FL	2001	138,710	128,401	Office
55	Miami/Kendale Lakes Plaza(2)	Miami	FL	2001	103,693	100,468	Kmart & Office Max
56	W Palm Beach/Cross Country Place(2)	W Palm Beach	FL	2001	364,742	353,755	Kmart, Linens N'Things
57	Millenia Plaza(3)	Orlando	FL	2001	436,612	424,605	Home Expo, Home Depot

			TOTAL		1,709,515	1,667,581

TOTAL DEVELOPMENT AND PROPOSED ACQUISITIONS PROPERTIES					1,805,605	1,758,375

(1)	Master Leased for opertations to Price Self-Storage

(2)	Closed subsequent to the close of the quarter on 11/2/01		TOTAL PORTFOLIO		8,006,641	7,563,482

(3)	Under contract

Price Legacy Corporation
Real Estate Portfolio—September 30, 2001

Operating Properties—Geographic Distribution

RETAIL PORTFOLIO (includes self-storage)							NON-RETAIL PORTFOLIO
State / Country	Number of Properties	GLA	Percent Leased	Rent / Leased SF	ABR	% of Total ABR	State / Country	Number of Properties	GLA	Percent Leased	Rent / Leased SF	ABR	% of Total ABR
Arizona	5	684,328	72.9%	11.96	5,960,205	9.3%	Arizona	2	65,797	83.4%	$20.16	1,107,016	16.2%
Bermuda	0	N/A	N/A	N/A	N/A	N/A	Bermuda	1	N/A	N/A	N/A	—	N/A
California	16	2,325,562	98.7%	12.07	27,706,246	43.2%	California	2	208,162	100.0%	$20.52	4,272,345	62.7%
Canada	1	156,922	99.5%	9.10	1,425,261	2.2%	Canada
Colorado	1	228,726	97.3%	20.02	4,455,578	7.0%	Colorado
Connecticut	1	126,400	100.0%	5.78	650,000	1.0%	Connecticut
Florida(1)	4	1,570,805	94.0%	12.19	19,150,657	0.0%	Florida(1)	1	138,710	92.5%	$10.34	1,434,014	21.0%
Indiana	2	340,328	95.6%	12.52	4,074,502	6.4%	Indiana
Kentucky	1	294,643	65.0%	N/A	under development	N/A	Kentucky
Massachusetts	1	213,994	97.5%	6.69	2,101,060	3.3%	Massachusetts
Maryland	1	154,661	97.5%	15.08	81,430	0.1%	Maryland
New Jersey	2	211,186	100.0%	14.38	3,036,960	4.7%	New Jersey
New York	2	454,182	100.0%	17.16	7,794,622	12.2%	New York
Ohio	1	45,605	100.0%	3.58	452,436	0.7%	Ohio
Oregon	1	144,764	71.9%	16.98	1,954,566	3.0%	Oregon
Pennsylvania	1	272,893	99.3%	6.96	1,885,608	2.9%	Pennsylvania
Virginia	2	318,253	98.7%	6.60	2,522,101	3.9%	Virginia

	42	7,543,252	92.8%	$11.57	$64,100,576	100.0%		6	412,669	96.0%	$20.45	$6,813,375	100.0%

Region							Region
West	23	3,383,380	92.5%	$12.80	40,076,595	62.5%	West	4	273,959	96.0%	$20.45	5,379,361	79.0%
East	14	2,432,145	92.7%	9.29	22,598,719	35.3%	East	0	—	0.0%	—	—	0.0%
South East	4	1,570,805	97.5%	12.42	19,510,657	23.3%	South East	1	138,710	92.6%	11.17	1,434,014	21.0%
Outside U.S.	1	156,922	99.5%	9.08	1,425,261	2.2%	Outside U.S.	1	N/A	N/A	N/A	—	N/A

	42	7,543,252	93.5%	$11.57	$83,611,233	100.0%		6	412,669	96.0%	$20.45	$6,813,375	100.0%

(1)  Acquired subsequent to the close of the quarter on 11/2/01

Price Legacy Corporation
Supplemental Disclosures—Quarter End September 30, 2001

Real Estate Portfolio—Top Ten Tenants
(Ranked by Annualized Minimum Rent)

Tenant		Number of Leases	Leased GLA (000's)	% of Leased GLA	AMR (000's)	% of AMR
1	Costco	4	618,192	8.2%	$8,573.1	9.4%
2	The Sports Authority	8	349,371	4.6%	4,238.2	4.7%
3	Kmart	4	461,829	6.1%	4,103.8	4.5%
4	Home Depot	3	356,453	4.7%	3,505.2	3.9%
5	AMC	2	148,078	2.0%	3,149.4	3.5%
6	Marshalls	4	146,176	1.9%	2,432.7	2.7%
7	PETsMART	7	169,890	2.2%	2,080.2	2.3%
8	AT&T Wireless	1	126,005	1.7%	2,056.4	2.3%
9	Regal Cinemas	3	194,356	2.6%	1,784.7	2.0%
10	Borders	2	62,950	0.8%	1,655.7	1.8%

		38	2,633,300	34.8%	$33,579.4	36.9%

(1)
Includes the Florida portfolio properties acquired at 11/02/01.

Price Legacy Corporation
Property Portfolio

Lease Expiration Schedule*

Assumes no exercise of renewal options or re-leasing.

Year	Total Number Leases Expiring	Leases w/ Options	Leased GLA	% of Leased GLA	AMR Expiring	Average Rent/SF
2002	22	13	232,466	4.96%	2,489,544	10.71
2003	34	25	156,408	3.34%	2,513,256	16.07
2004	42	29	194,173	4.15%	2,920,440	15.04
2005	48	25	238,179	5.09%	3,089,508	12.97
2006	22	15	225,248	4.81%	3,718,056	16.51
2007	5	4	55,450	1.18%	531,120	9.58
2008	7	6	97,542	2.08%	1,301,964	13.35
2009	28	22	1,250,645	26.70%	15,638,724	12.50
2010	23	23	344,234	7.35%	6,442,608	18.72
2011 +	62	43	1,889,232	40.34%	23,274,936	12.32

TOTAL	293	205	4,683,577	100.00%	61,920,156	13.22

*
Excludes Newport Centre, Palm Springs, all Self-Storage facilities, development projects, month-to-month leases, kiosks, all hospitality,
One First North Street, Florida Portfolio.

Retail Vacancy & Net AbsorptionChange Analysis—Three Months Ended September 30, 2001(1)

	Total SF	Leased SF	% Leased	Rent/Leased SF
July 1, 2001	5,047,322	4,741,579	93.94%	$13.19
Acquisitions	0	0	0	0
Net Absorption	0	12,286	0%	$14.81
Disposals	(3,475)	(3,475)	100%	$19.86
September 30, 2001	5,043,847	4,750,390	94.20%	$13.25

(1)
Excludes the Florida portfolio purchased after 9/30/01

New Leases Signed Year to Date
Number	34
SF (000's)	89,921
Average Rate/SF	$19.86
Vacancies
SF (000's)	308,994
Average Rate/SF	$12.50-$13.00

Price Legacy Corporation

Property Portfolio

2001 Acquisitions & Dispositions Schedule

ACQUISITIONS

				Purchase Price
Property Name	Location	Property Type(1)	Month Acquired	Cash	Stock	Debt	Total	GLA	Description/Anchor Tenants
Land	Anaheim, CA	L	January-01	23,288,000	—	—	23,288,000		Under development
Land	Walnut Creek, CA	L	January-01	2,816,000	—	—	2,816,000		Self-storage development
Mesa Pavilions	Mesa, AZ	S	May-01	10,007,000	—	21,360,000	31,367,000	308,432	Circuit City, Sports Authority, Home Place
The Groves	Tempe, AZ	S	May-01	9,777,000	—	14,137,000	23,914,000	247,948	Circuit City, Michael's, Petsmart
Greensburg	Greensburg, IN	S	June-01	1,000,000	—	18,300,000	19,300,000	272,893	Wal-Mart

				$46,888,000	$—	$53,797,000	$100,685,000	829,273

DISPOSITIONS

					Selling Price
Property Name	Location	Property Type(1)		Month Sold	Cash	Debt	Total	GLA	Anchor Tenants
Aurora	Aurora, CO	T		January-01	1,592,000	—	1,592,000	7,300	Red Robin
Scottsdale Land	Scottsdale, AZ	L	(2)	February-01	492,000	—	492,000	59,433	N/A
Bradshaw	Sacramento, CA	O		June-01	5,125,000	—	5,125,000	30,000	AT&T Cellular
Southeast San Diego	San Diego, CA	T		September-01	1,680,000	—	1,680,000	46,175	Burger King

					$8,889,000	$—	$8,889,000	142,908

(1)
L—Land, S—Shopping Center, T—Single Tenant Property, O—Office

(2)
Partial sale of land

Price Legacy Corporation

Schedule of Debt

Description	Property Location	Rate	Spread	Maturity	Balance (000's)
Fixed Rate Debt:
Property Specific Debt (property)
Excel Centre (Capital Lease)	San Diego, CA	4.43%	—	12/01/04	$11,544
Greensburg (Capital Lease)	Greensburg, IN	7.36%	—	06/05/01	18,300
Murphy Canyon (Self Storage)	San Diego, CA	9.00%	—	04/01/04	8,703
Middleton/Lowes	Middletown, Ohio	7.63%	—	02/01/14	3,472
Terre Haute/Lowes	Terre Haute, IN	8.75%	—	06/01/03	3,463
Scottsdale City Centre	Scottsdale, AZ	8.13%	—	02/01/06	1,873
Anaheim—Land	Anaheim, CA	6.00%	—	12/01/06	6,313
Anaheim (repaid 10/01)	Anaheim, CA	9.00%	—	11/21/01	695

TOTAL FIXED RATE SECURED DEBT					$54,363

Variable Rate Debt:
Property Specific Debt
Construction Loans Payable (self storage)	Various	Libor	2.75%	04/01/03	$3,423
Groves	Tempe, AZ	Libor	2.05%	06/01/06	14,070
Mesa Pavilions	Mesa, Arizona	Libor	2.05%	07/01/06	21,309
Bermuda	Bermuda	Bank base	3.10%		6,000
Newport on the Levee	Newport, KY
Construction loan		Libor	3.10%	01/03/03	15,588
Credit line		Prime	0.50%	03/01/02	4,738
C.M.B.S. (5 properties)	Various	Libor	0.98%	06/01/04	121,375

TOTAL VARIABLE RATE SECURED DEBT					$186,503

	Libor rate @ 9/30/01:	2.65%
	Total Weighted Average Interest Rate—Fixed Rate Secured Debt:				7.00%
	Total Weighted Average Interest Rate—Variable Rate Secured Debt:				4.18%
Unsecured Line of Credit
Fleet Revolver		Libor	1.75%	12/01/01	$14,000

TOTAL VARIABLE RATE UNSECURED DEBT					$14,000

Senior Notes		10.00%	—	11/01/04	$2,264
Convertible Debentures		9.00%	—	11/01/04	2,831
Other		12.50%	—	04/01/02	6,000

TOTAL FIXED RATE UNSECURED DEBT					$11,095

TOTAL MORTGAGE AND NOTE PAYABLE DEBT:					$265,961
	Total Weighted Average Interest Rate—Total Debt:				5.06%

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Supplemental Financial & Property Information
Table of Contents
Diluted Net Income & Funds from Operations per Common Share(1,2)
Price Legacy Corporation Quarterly Operating Highlights (in thousands, except per share data)
Price Legacy Corporation Consolidated Statements of Income (unaudited—amounts in thousands, except per share data)
Price Legacy Corporation Quarterly Funds from Operations & Funds Available for Distribution
Price Legacy Corporation Market/Operational Information
Price Legacy Corporation Consolidated Balance Sheets (in thousands)
Price Legacy Corporation Real Estate Portfolio—September 30, 2001
Price Legacy Corporation Supplemental Disclosures—Quarter End September 30, 2001
Price Legacy Corporation Property Portfolio
Lease Expiration Schedule
Retail Vacancy & Net AbsorptionChange Analysis—Three Months Ended September 30, 2001(1)
Price Legacy Corporation Property Portfolio
ACQUISITIONS
DISPOSITIONS
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